UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2012

Nationstar Mortgage Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-35449

(Commission File Number)

45-2156869

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,

including area code, of principal executive offices)

Nationstar Mortgage LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

333-171370

(Commission File Number)

75-2921540

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,

including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.Entry into a Material Definitive Agreement.

On August 9, 2012, Nationstar Mortgage Holdings Inc., a Delaware corporation (“NMHI”), Nationstar Sub1 LLC, a Delaware limited liability company (“Sub1”), Nationstar Sub2 LLC, a Delaware limited liability company (“Sub2” and, together with NHMI and Sub1, the “Guaranteeing Parent Entities”) and Wells Fargo Bank, National Association, as trustee, entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the indenture dated as of March 26, 2010, as amended and supplemented (the “2010 Indenture”), providing for the issuance of 10.875% Senior Notes due 2015 (the “2015 Notes”) and a second supplemental indenture (the “Second Supplemental Indenture” and, together with the Fourth Supplemental Indenture, the “Supplemental Indentures”) to the indenture dated as of April 25, 2012, as amended and supplemented (the “2012 Indenture” and, together with the 2010 Indenture, the “Indentures”), providing for the issuance of 9.625% Senior Notes due 2019 (the “2019 Notes” and together with the 2015 Notes, the “Notes”). Each of the Guaranteeing Parent Entities is a direct or indirect parent of Nationstar Mortgage LLC (the “Company”) and of Nationstar Capital Corporation (the Co-Issuer and, together with the Company, the “Issuers”), the issuers of the Notes.

In the Supplemental Indentures, the Guaranteeing Parent Entities provide gratuitous, unconditional guarantees of all of the Issuers’ obligations under the Notes and the Indentures, including pursuant to any supplemental indentures.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the full text of such documents, which are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Fourth Supplemental Indenture, dated as of August 9, 2012, among Nationstar Mortgage Holdings Inc., Nationstar Sub1 LLC, Nationstar Sub2 LLC and Wells Fargo Bank, National Association, as trustee.

4.2	Second Supplemental Indenture, dated as of August 9, 2012, among Nationstar Mortgage Holdings Inc., Nationstar Sub1 LLC, Nationstar Sub2 LLC and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: August 9, 2012	By:	/s/ David Hisey

David Hisey

Executive Vice President and Chief Financial Officer

Nationstar Mortgage LLC

By:	/s/ Anthony W. Villani

Anthony W. Villani, Esq.

Secretary